                                                                  EXHIBIT 10.23


TALON LOGO
  TALON
AUTOMOTIVE                                                  900 Wilshire Drive
 GROUP LLC                                                  Suire 203
                                                            Troy, Miohigan 48084
                                                            (870)362-7600
                                                            Fax (810)362-7617

                                  CONFIDENTIAL

                                   MEMORANDUM

--------------------------------------------------------------------------------
TO:               KRIS R. PFAEHLER

FROM:             DELMAR O. TANLEY

DATE:             FEBRUARY 7,1996

RE:               SEVERANCE AGREEMENT
--------------------------------------------------------------------------------

Talon will be developing a company wide severance policy. Until the new policy is in effect, if you were to be terminated without cause, the Company will pay you one (1) year's base salary as severance pay. This pay will be in full satisfaction of all claims against the Company, except for payments which may be due from the Company's deferred corapensationprogram. Any amounts are contingent upon your executing a satisfactory release of any and all claims against the Company and is payable in twelve (12) equal consecutive installments following the date of execution of the release, less all applicable federal, state and local taxes.

DOS/apt